Exhibit 99.1

INVESTOR PRESENTATION January 2022 Unified Communications as a Service (UCaaS)

SAFE H A RB O R 2 This presentation is for discussion purposes only . Certain material is based upon third party information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such . Certain statements in this presentation constitute “forward - looking statements” relating to Digerati Technologies, Inc . (“DTGI,” “Digerati” or the “Company”) made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties . Words such as “anticipate,” “assume,” “began,” “believe,” “budget,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and variations of such words and similar expressions are intended to identify such forward - looking statements . All forward - looking statements speak only as of the date on which they are made . Such forward - looking statements are subject to certain risks, uncertainties and assumptions relating to factors that could cause actual results to differ materially from those anticipated in such statements, including, without limitation, the following : • • • • • • • the impact of the recent coronavirus outbreak on our results of operations and our business; • our ability to effectively market and generate revenue from our applications; • our ability to generate and maintain active subscribers and to effectively monetize our user base; • the intense competition in the industries in which our business operates and our ability to effectively compete with existing competitors and new market entrants; • legal and regulatory requirements related to holding and distributing cryptocurrencies and accepting cryptocurrencies as a method of payment for our services; • risks related to our holdings of digital tokens, including risks related to the volatility of the trading price of the digital tokens and our ability to convert digital tokens into fiat currency; our ability to obtain additional capital or financing to execute our business plan, through offerings of debt and equity; our ability to develop, establish and maintain strong brands; the effects of current and future government regulation, including laws and regulations regarding the use of the internet, privacy and protection of user data and blockchain and cryptocurrency technologies; our ability to offset fees associated with distribution platforms that host our applications; our reliance on our executive officers; and our ability to release new applications on schedule or at all, as well as our ability to improve upon existing applications. For a more detailed discussion of these and other factors that may affect our business, see our filings with the Securities and Exchange Commission, including the discussion under “Risk Factors” set forth in our latest Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q . We caution that the foregoing list of factors is not exclusive, and new factors may emerge, or changes to the foregoing factors may occur, that could impact our business . We do not undertake any obligation to update any forward - looking statement, whether written or oral, relating to the matters discussed in this report, except to the extent required by applicable securities laws . Digerati Technologies, Inc. | OTCQB: DTGI

Digerati Technologies, Inc. | OTCQB: DTGI Cloud Communications, Cloud Telephony, Cloud WAN, Cloud Call Center, Cloud Mobile Professional Services Hea l t hcare Municipalities Financial Services Real Estate Banking Digerati focuses on serving the ‘high - touch’ small to medium - sized business (SMB) market in various industries including Healthcare, Banking, Financial Services, Legal, Real Estate, and Construction. Our primary market is in the U.S. with a strong presence in Texas and Florida, respectively the 2 nd and 4 th largest state economies by GDP in the USA. Primary Services Sectors: Only in the Cloud Ρ 3

Successful Integrations Market Data (as of 1/7/22) Ticker (OTCQB) Price Enterprise Value LQA Revenue LQA Adjusted EBITDA Average Daily Volume DTGI $0.11 $35 million $15.1 million $1.268 million 0.2 million shares ABOUT DIGERATI TECHNOLOGIES 3,100+ Business Customers Acquisitions have been a key driver in increasing market share and revenue growth Digerati Technologies, Inc. | OTCQB: DTGI Accolades Digerati is a multi - year recipient of Deloitte’s Fast500 and Fast50 Awards for recognition as one of the fastest growing technology companies in North America. Newly Acquired Businesses LQA = Last Quarter Annualized 4

Digerati Technologies, Inc. | OTCQB: DTGI

INVESTMENT HIGHLIGHTS

HIGHLY EXPERIENCED MANAGEMENT TEAM

Over 125 years of combined experience in the telecommunication and cloud communication services industry

MARKET INSIGHT

Knowledge and access to high growth potential markets provides unique opportunity to rapidly expand each business line

ORGANIC & ACQUISITIVE GROWTH STRATEGY

Rapid advancements in communications technology and business migration towards Internet-based communications systems are driving exponential market growth

RECURRING REVENUE STREAMS

High-margin recurring revenue from multi-year contracts with business customers

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Digerati Technologies, Inc. | OTCQB: DTGI

CORPORATE TIMELINE

2017 – 2018 – 2019 – 2020 – 2021 – 2022 – Future Growth

December 5th –
Announces **C**ompletion of Synergy Telecom, Inc. Acquisition

May 2nd –
Announces **C**ompletion of T3 Communications, Inc. ("T3") Acquisition

January 22nd –
Announces agreement to acquire minority stake in Itellum Comunicaciones Costa Rica S.R.L.

September 27th –
Announces launch of mobile 'business continuity' solution in partnership with Otarris, a division of Kajeet Inc.

November 18th –
Digerati announces completion of Nexogy and ActivePBX Acquisitions

August 11th –
Digerati Engages Maxim Group LLC to Assist with its Growth Strategy and Goal to Up-List to a National Exchange

November 24th –
Digerati Technologies Closes $20 Million Credit Facility with Post Road Group

January 5th –
Digerati announces closing of SkyNet Telecom Acquisition

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Digerati Technologies, Inc. | OTCQB: DTGI

HIGH GROWTH MARKET

Global UCaaS Market Growth [1]


USD: billions
CAGR: 23.5%
$169.6
$38.7
2020
2027

Business IP Traffic By Network (EB/mo)


Business Internet
Business Managed IP
15%
8%
77%

Global CCaaS Market Growth [2]


CAGR: 19.7%
$72.3
$20.5
2020
2027

- Business IP-based voice and data traffic demand continues to accelerate as mission critical software applications migrate to the cloud
- Businesses are becoming increasingly comfortable with the delivery of core services in the cloud

$169 BILLION

Global UCaaS Market will be $169 Billion by 2027

$72 BILLION

Global CCaaS Market will be $72 Billion by 2027

Source: (1) Grand View Research, Inc. https://www.grandviewresearch.com/press-release/global-unified-communications-as-a-service-market
(2) Grand View Research, Inc. https://www.grandviewresearch.com/press-release/global-contact-center-software-market

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A CHANGING LANDSCAPE • Businesses continue to migrate from legacy systems to cloud - based communication services • Growth fueled primarily by business adoption stemming from both the cost effectiveness and innovation of cloud infrastructure vs. legacy systems • SMBs prefer single source providers for their IT and communications needs and are redefining solution expectations within the cloud framework • DTGI is positioned for third wave by focusing on integration with CRM and other collaboration software Market is entering third wave of Unified Communications and Collaboration transformation driving demand for cloud native integrated and collaborative capabilities with low - code/no - code integrations to many popular cloud applications 8 Digerati Technologies, Inc. | OTCQB: DTGI

Digerati Technologies, Inc. | OTCQB: DTGI

PRODUCTS AND SERVICES – UCaaS Services


Salesforce
Sugar
Netsuite
CRM Integration
Fiber, 4G/5G, SD WAN
Digital Oxygen
MS Teams Integration
Call Recording
Backup & Storage
SMS & Messaging
Voicemail to Email
Voicemail to Text
Fax
Texting
Simple Meetup
Unity Toolbar & Google Apps
Presence & Status
Instant Messaging
HD Audio Conferencing
Video Conferencing
Mobility
Voice & Visual Communication

- Robust UCaaS application that supports complete cloud communication capabilities and cloud telephony applications
- MS Teams integration
- CRM integration
- Contact Center platform and application (CCaaS)
- Complete mobility via mobile/web platform and softclient

- Real time communication from anywhere on any device
  - Voice, video, private chat, business SMS
- Delivery of digital oxygen and business continuity solutions
  - Fiber broadband
  - Cloud WAN (SD WAN)
  - Mobile broadband over 4G/5G

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Digerati Technologies, Inc. | OTCQB: DTGI

RECENTLY ACQUIRED BUSINESSES

nexogy

- Miami-based provider of UCaaS and managed services
- Offers a portfolio of cloud-based solutions to SMB's; 1,500 business accounts and 14,000 users
- Serves various industries including Education, Health Care, Financial Services, and Real Estate.
- Product portfolio includes diverse cloud solutions: *Voice PBX – Broadband data – Collaboration – Managed services*

ActivePBX

- Miami-based global provider of cloud-based business phone systems that increase productivity and mobility while reducing telecom expenses.
- Offers CRM integration with a robust contact center platform that integrates with all major CRM platforms
- Key partner agreements include Oracles NetSuite that provides for the delivery of an enterprise-class contact center to any business that utilizes NetSuite

SKYNET TELECOM

- Texas-based provider of cloud communication and broadband solutions
- Expands service and support capabilities in the large and growing Texas market
- Executing go-to-market strategy in secondary and tertiary high-growth markets
- Adds 500 business customers and 5,000 total users

Transaction Rationale

- Acquisitions provide an increase in revenue and EBITDA contribution via a contracted customer base with recurring revenue stream.
- Provides access to greater pool of small and medium sized business customers in various industries.
- Combined with T3 Communications, resulted in over 300 channel partners as conduit for sales growth.

Accretive M&A Outcomes / Improvements

$11.5 Million	$1.5 Million	3,100	33,000
Annual Revenue Contribution	Annual EBITDA Contribution	Total Business Customers	Total Users

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Digerati Technologies, Inc. | OTCQB: DTGI

DIGERATI IS EXECUTING ON A WELL-DEFINED GROWTH PLAN

Secure Adequate Growth Capital

Continued balance sheet clean up and improve access to equity markets.

Well-position the Company to act on strategic and accretive acquisition opportunities.

Acquire Synergistic Business

Identify and acquire local and/or regional UCaaS/cloud telephony providers with high gross margins and predictable revenue streams.

Provides greater access to similar customers in banking/insurance, financial services, legal, municipalities, food service, etc.

Drive Revenue Growth

Focus on integration of recently acquired businesses.

Targeting a range of YoY organic revenue growth between 5% and 10%.

Continued enhancements to its broadband product portfolio, improving the Company's UCaaS solutions, and implementing a total support model.

Future Growth and National Listing

Continue to evaluate opportunistic and accretive acquisitions.

Drive operational efficiencies to increase EBITDA.

Work with Investment Banking partner to achieve a listing onto a national U.S. exchange.

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ACCRETIVE M&A STRATEGY • Complements organic growth • Greater than 50% of UCaaS industry is made up of local/regional providers • Ability to replicate acquisition success of integration and re - energizing sales efforts • Identify and implement best practices of acquisition targets • Support by strong financial partner Post Road Group • Potential to use public company stock currency in the future Disciplined Approach in a Very Fragmented UCaaS Industry! Digerati Technologies, Inc. | OTCQB: DTGI 12

Digerati Technologies, Inc. | OTCQB: DTGI

COMPETITION

- Competition for SMB's is largely through fragmented market of local, regional providers. Larger competitors are primarily focused on enterprise customers (Fortune 1000 enterprise accounts).
- Larger competitors include:

	Vonage	RingCentral	8x8 Global Cloud Communications	ooma	nextiva
Description	Provider of cloud communication services.	Provider of SaaS-based cloud unified communications and collaboration technology.	Provider of cloud-based enterprise-class telecommunication services created to enable mobility and global connectivity.	Provider of cloud-based smart platform intended to transform the landscape of home phone services.	Developer of a communication platform designed to provide small scale companies with big-business phone features.
Primary Industry	Communication Software	Communication Software	Telecommunication Service Providers	Telecommunication Service Providers	Communication Software
HQ Location	Holmdel, NJ	Belmont, CA	San Jose, CA	Sunnyvale, CA	Scottsdale, AZ

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14 FINANCIAL HIGHLIGHTS Q1 Fiscal Quarter ended October 31, 2021 • 143% increase in revenue to $3.777 million • $15.1 million LQA revenue • $317K Adjusted EBITDA ** • $691K in OPCO EBITDA ** Fiscal Quarter Ended ($000s) October 31, 2021 October 31, 2020 Revenue $3,777 $1,552 Net income (loss)* $2,419 $(726) Adjusted EBITDA** $317 $58 Cash/Cash Equivalents Ending Balance $1,646 $446 *For October 31, 2021 includes gain on derivative instruments of $4,433 million, a non - cash income **Adjusted EBITDA and OPCO EBITDA excludes all non - cash items and one - time transactional expenses Digerati Technologies, Inc. | OTCQB: DTGI

STRONG FINANCIAL PARTNER 15 • Private investment firm located in Stamford, Connecticut investing in corporate credit and real estate • Initial funding used to close the acquisitions of Nexogy, Inc. and ActivePBX, and refinance existing debt • Subsequent financing under facility funded acquisition of SkyNet Telecom • Future draws may be used to fund additional acquisitions within the Company’s robust M&A pipeline Andrew Runk, Managing Director of Post Road Group, added, “We are excited to become Digerati’s capital partner. With these recent acquisitions, Digerati’s platform represents a springboard to growth and considerable scale in the SMB marketplace.” Since its founding in 2015 , Post Road Group has completed over $ 1 billion of investments . PRG’s Corporate Credit platform provides growth capital through senior secured loans and structured equity investments in the Technology, Media, Telecommunications (“TMT”), and business service industries, with a focus on telecom infrastructure and communications services in the lower - middle market, providing high - growth companies with flexible capital for strategic acquisitions, organic growth, and other special situations . Post Road Group - $20 million Senior Debt Facility Digerati Technologies, Inc. | OTCQB: DTGI

COMPARABLE VALUATIONS DTGI trades at over a 45% discount Enterprise Value to Revenue multiple when compared to peer group average Digerati Technologies, Inc. | OTCQB: DTGI in $millions, as per 1/7/22 Enterprise Value Revenue TTM Growth Operating P/L Enterprise Multiples Revenue Operating P/L Company (Stock Symbol) ClearOne, Inc. (CLRO) $28 $30.3 13% ($5.8) 0.9 NMF Crexendo (CXDO) $107 $23.4 48% ($1.9) 4.6 NMF 8x8 Inc. (EGHT) $2,270 $581.3 18% ($151.3) 3.9 NMF Lantronix (LTRX) $263 $82.0 28% ($4.9) 3.2 NMF Nextiva (private) $2,500 $250.0 NA NA 10.0 NA Ooma (OOMA) $433 $186.1 12% ($2.4) 2.3 NMF Vonage Holdings (VG) $5,680 $1,366.0 11% $30.7 4.2 185.0 Group Average 22% 4.2 185.0 Digerati Technologies (DTGI) $35 $15.1 30% $1.2 2.3 29.2 *DTGI revenue based on last fiscal quarter annualized 16

Digerati Technologies, Inc. | OTCQB: DTGI

SEASONED LEADERSHIP



Craig K. Clement

Executive Chairman

- Over 25 years of Telecom, Technology Industry, and public company experience
- Former Chief Operating Officer of XPEL Technologies Corp. (NASDAQ: XPEL); responsible for taking XPEL public in 2004
- Sr. VP Corporate Development with ATSI Communications, Inc. (AMEX: AI) that achieved a public market valuation of $615 million
- Founding CEO of GlobalSCAPE, Inc. (NYSE: GSB) that achieved nearly $300 million in market value



Arthur L. Smith

Chief Executive Officer

- Over 30 years of Telecom, Technology Industry, and public company experience
- Founded and launched DTGI as International Telecom Business that reached a $615 million market value on AMEX (AMEX: AI)
- Founded and Spun-Off Internet Software Business: GlobalSCAPE, Inc. (NYSE: GSB) in 2000
- Has Completed 12 Acquisitions and Secured Investment of $220 Million



Antonio Estrada

Chief Financial Officer

- Over 22 Years of Telecom Industry Experience and Accounting/Finance Experience
- 16 Years of CFO Public Company Experience With Over $45 Million in Annual Revenue
- Completed 2 Acquisitions in the Oilfield Services Industry With Over $40 Million in Annual Revenue
- Completed 5 Acquisitions in the Telecom Industry



Ken Ryon
CTO



Felipe Lahrssen
Executive VP
Sales & Operations



Ryan McDowell
VP Business Development



Brian Asher
VP Channel Sales



Colin Anderson
Executive Director
MIS and Technology



Jennifer Crisp
Controller and HR

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Thank you! Digerati Technologies, Inc. 825 W. Bitters Road, Suite 104 San Antonio, TX 78216 www.digerati - inc.com Phone: (210) GET - VOIP Digerati Technologies, Inc. | OTCQB: DTGI